Net Profit/(Loss) per Share	12 Months Ended
Dec. 31, 2011
Net Profit/(Loss) per Share [Abstract]
Net Profit/(Loss) per Share
(12) Net	Profit/(Loss) per Share

Basic net profit/(loss) per ordinary share was computed by dividing the net profit/(loss) applicable to common stock by the weighted-average number of common stock outstanding during the period. Options granted to employees under the Universal Biosensors Employee Option Plan are considered to be potential ordinary shares for the purpose of calculating diluted net profit/(loss) per share. However, all these were not included in the calculation of diluted net profit/(loss) per share in the year when the Group made a net loss as the effect of including them is anti-dilutive.

	Years Ended December 31,
	2011	2010	2009
Weighted average shares used as denominator in calculating:
Basic net profit/(loss) per share	159,017,777	157,584,044	157,013,578

Diluted net profit/(loss) per share	159,017,777	157,584,044	161,354,802